The Board of Directors
WILLIAM G. McGAGH,* Chairman
RONALD J. ARNAULT+
JOHN E.BRYSON*
ANITA L. DE FRANTZ+
RONALD L. OLSON*
WILLIAM E. B. SIART*
LOUIS A. SIMPSON+

Officers
JAMES W. HIRSCHMANN                              PACIFIC
President                                        AMERICAN
SCOTT F. GRANNIS                                  INCOME
Vice President                                 SHARES, INC.
ILENE S. HARKER                                   ANNUAL
Vice President                                    REPORT
S. KENNETH LEECH                                   2000
Vice President
STEPHEN A. WALSH
Vice President
STEVEN T. SARUWATARI
Treasurer
MARIE K. KARPINSKI
Assistant Treasurer
LISA G. HATHAWAY
Secretary

INVESTMENT ADVISER
Western Asset Management Company
117 East Colorado Boulevard
Pasadena, California 91105

TRANSFER AGENT
EquiServe, L.L.P.
P.O. Box 8200
Boston, Massachusetts 02266-8200

*Member of Executive Committee
+Member of Audit Committee

            PACIFIC
            AMERICAN
             INCOME
          SHARES, INC.
          P.O. BOX 983
           PASADENA,
        CALIFORNIA 91105

Dear Shareholders:

Market Review and Performance

     The year 2000 was another turbulent year for the bond market, but in the end it proved rewarding: investment grade bonds enjoyed their best year since 1995 and roundly outpaced the dismal performance of the equity markets. The first half of the year was dominated by fears that the economy was growing too fast and that aggressive Fed tightening would push interest rates higher. But conditions reversed in the second half, as the economic data began to reflect a steady deceleration in the pace of economic activity. Although short-term rates gyrated wildly in the first half of the year, they plunged in the second half, falling about one and a half percentage points as the market began to expect significant Fed easing. Meanwhile, long-term interest rates generally declined throughout the year. Although the decline in Treasury yields was a welcome relief, the slowing economy raised concerns over credit quality and potential defaults, causing yields on corporate bonds to lag the decline in Treasury yields, particularly for lower-quality credits.

     Although the economy has clearly lost much of its previous strength, there is some light at the end of the slowdown tunnel. The Bush administration has acknowledged the economy's weakness and pledged much-needed tax relief, which is certainly appropriate since tax burdens are at post-World War II highs. The Federal Reserve has taken important steps to ease monetary conditions and more help is likely on the way. The yield curve has become more normally shaped, a good sign that monetary policy is no longer an impediment to future growth. Oil and natural gas prices have fallen from their highs, suggesting the beginning of the end of the energy crisis. Credit spreads have narrowed as fears of a hard landing are being tempered by the promise of accommodative fiscal and monetary policy. Meanwhile, inflation pressures remain very subdued, suggesting that the economy should be able to recover from its current weakness without too many wrenching adjustments. And, as a healthy backdrop, we are likely to continue to enjoy the fruits of productivity-enhancing technology.

     Thanks to the portfolio's emphasis on longer maturities in a falling interest rate environment and to good issue selection, the Pacific American portfolio recorded a positive total return based on its net asset value (price gains/losses plus interest income, net of expenses) of 9.79% for the year, compared to the median return of 8.22% for its BBB Corporate Debt peer group as reported by Lipper Analytical Services. The Fund's share price appreciated from $11.875 to $13.50 over the course of the year, narrowing the discount to net asset value from -18.3% to -9.0%.

     Once again I'm pleased to add that the Fund's competitive record remains excellent: for the year ended December 31, 2000, PAI ranked #1 out of 13 funds for the past 10 and 15 years, #1 out of 14 funds for the past 5 years, and #3 out of 15 funds for the past year, in the Lipper Analytical Services' group of closed-end investment grade bond funds.

Economic Outlook

     Since the current economic slowdown has its roots in tight monetary policy, soaring energy prices and high tax burdens, the impending reversal of these factors is good news from a long-term perspective. The Fed has already eased policy significantly, and this has resulted in declining mortgage and corporate bond yields; a surge in mortgage refinancings is already lowering consumers' interest costs and will undoubtedly give a boost to the home improvement sector. Energy prices are still somewhat high from an historical perspective, but do not appear to be a threat to our long-term, low-inflation outlook. Still, expensive energy presents an obstacle to healthy growth. Finally, and most encouraging, the Bush administration appears determined to deliver tax relief on several fronts.

     While the groundwork for a recovery has been laid, we're not out of the woods yet. What remains to be seen is the timing and the extent of the tax cuts and whether they will be of the type that encourage new investment or simply fuel consumer spending. If tax cuts are delayed or phased in, this could cause spending to weaken in the interim as households attempt to postpone income and accelerate deductible expenses. The timing and eventual extent of Fed ease will also be a critical factor to watch. Additionally, energy prices will have to moderate further if healthy growth is to resume, particularly for things like natural gas, which remains at levels far above its long-term average. Meanwhile, confidence is low and equity prices are still significantly below last year's highs, suggesting that a workout period of at least 3 to 6 months lies ahead.

     Although there are many issues yet to be resolved, we shouldn't underestimate the power of low inflation, a strong dollar and technology-led productivity to continue to transform the economic landscape for the better. We believe that sooner or later these fundamentals will win out and that fiscal and monetary policy will support a gradual return to moderate to healthy growth and low inflation.

Strategy

     This outlook is in keeping with our existing portfolio strategies, by and large. The portfolio's greatest emphasis is on longer-maturity investment grade corporate debt, in order to capture attractive yields and benefit from what we expect will be a gradual improvement in the outlook for credit quality. However, we have taken advantage of attractive pricing to upgrade the portfolio's quality somewhat, in recognition of the fact that the going could be tough for awhile. Emerging market debt exposure has been trimmed in the wake of strong performance gains, and the portfolio's exposure to below investment grade securities is modest and highly diversified in order to benefit from very attractive yields while also minimizing exposure to the risk of default in today's harsher economic climate. In addition, the portfolio holds a modest exposure to high quality agency debentures and mortgage-backed securities, since they still offer unusually attractive yield spreads and present attractive risk-reward characteristics.

Dividend Policy

     Thanks to positive investment results, we anticipate maintaining the quarterly dividend at its 26.5c rate for the next six months. Our next review of market conditions and earnings results will take place in July, at which time we will make adjustments to this rate if necessary. Above all, it is our objective to deliver as high and as stable a dividend payout as is possible, consistent with our projections of the portfolio's earnings ability.

     As always, we remain dedicated to prudently delivering added value for the Fund's shareholders.

Sincerely,

/s/ James W. Hirschmann, III

James W. Hirschmann, III
President

Pacific American Income Shares, Inc.
Statistical Highlights          (Amounts in Thousands, except per share amounts)
--------------------------------------------------------------------------------

                                                 December 31,
                                                 ------------
                                          2000                   1999
                                          ----                   ----
Net Asset Value                         $139,344               $136,485
    Per Share                           $  14.84               $  14.54
Net Investment Income                   $ 10,168               $  9,939
    Per Share                           $   1.08               $   1.06
Dividends Paid                          $ 10,047               $  9,859
    Per Share                           $   1.07               $   1.05
Capital Gains Paid                            --               $    328
    Per Share                                 --               $    .04

--------------------------------------------------------------------------------
The Company
--------------------------------------------------------------------------------
    Pacific American Income Shares, Inc. (the "Company") is a closed-end, diversified management investment company which seeks for its shareholders a high level of current income through investment in a diversified portfolio of debt securities. Substantially all of the net investment income is distributed to the shareholders. A Dividend Reinvestment Plan is available to those shareholders of record desiring it. The shares are listed on the New York Stock Exchange where they are traded under the symbol PAI, and price quotations can be found in publications under the abbreviation PacAmShrs.

--------------------------------------------------------------------------------
Investment Policies
--------------------------------------------------------------------------------
    The Company's fundamental investment policies provide that its portfolio be invested as follows:

[_] At least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents.

[_] Up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock.

[_] Not more than 25% in securities restricted as to resale.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------
    Pacific American Income Shares, Inc. ("PAI" or the "Company") and State Street Bank and Trust Company ("State Street" or the "Agent"), as the Transfer Agent and Register of the Company, offer two convenient ways to add shares of the Company to your account. First, PAI offers to all shareholders a Dividend Reinvestment Plan ("Plan"). Under the Plan, cash distributions (e.g., dividends and capital gains) are automatically invested in shares of PAI unless the shareholder elects otherwise. Second, the Company offers to registered shareholders (those who own shares in their own name on the Company's records) the option to purchase additional whole and partial shares of PAI - the Optional Cash Investment Service ("Optional Cash Investment Service").

--------------------------------------------------------------------------------

     As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of PAI, if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, the Agent will, as agent for the participants, buy shares of PAI stock through a broker on the open market. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of State Street. Full and fractional shares will be voted by State Street in accordance with your instructions.

Optional Cash Investment Service

     Under the Optional Cash Investment Service (offered to registered shareholders only), funds received from shareholders for stock purchases will be pooled once per month. The Agent will then purchase shares of PAI stock through a broker on the open market. For the purposes of making purchases, the Agent will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account with respect to a particular dividend or other distribution shall be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. The Agent will hold the total shares purchased for all participants in its name or the name of its nominee and will have no responsibility for the value of such shares after their purchase.

     Beneficial shareholders (those who own shares held in a brokerage, bank or other financial institution account) are not eligible to participate in this option because there is no way to make payments through a broker, bank or nominee. A beneficial shareholder may, however, have their shares taken out of "street name" and re-register such shares in their own name, becoming a registered shareholder in order to participate. If you wish to do so, please contact your broker, bank or nominee.

Additional Information Regarding the Plan and the Optional Cash Investment
Service

     PAI will pay all costs applicable to the Plan and Optional Cash Investment Service, with noted exceptions. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan or Optional Cash Investment Service will be charged to participants. In the event PAI determines to no longer pay such costs, the Agent will terminate the Plan and Optional Cash Investment Service and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

     All shares acquired through the Plan or the Optional Cash Investment Service receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare.

Pacific American Income Shares, Inc.

--------------------------------------------------------------------------------

     You may terminate participation in the Plan or the Optional Cash Investment Service at any time by giving written notice to the Agent. Such termination shall be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant's account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

     Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

     Inquiries regarding the Plan and the Optional Cash Investment Service, as well as notices of termination, should be directed to State Street Bank and Trust Company, c/o EquiServe, L.L.P., P.O. Box 8200, Boston, MA 02266-8200 - Investor Relations telephone number (800) 426-5523.

Pacific American Income Shares, Inc.
Portfolio Diversification                                      December 31, 2000
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

BY RATING*
(At Market Value)


AA
3.6%

A
15.7%

BBB
22.6%

BB
11.8%

B
4.6%

Not Rated 2.1%

Short-Term Securities 9.2%

AAA
30.4%

          BY SECTOR*
       (At Market Value)

0.9%           MORTGAGE-BACKED SECURITIES

9.2%           SHORT-TERM SECURITIES

13.8%          U.S. GOVERNMENT AND AGENCY OBLIGATIONS

15.7%          U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

24.3%          YANKEE BONDS

36.1%          CORPORATE BONDS AND NOTES


                  *EXPRESSED AS A PERCENTAGE OF THE PORTFOLIO

Pacific American Income Shares, Inc.
Schedule of Investments       December 31, 2000                                  (Amounts in Thousands)
--------------------------------------------------------------------------------------------------------

                                                                     Maturity
                                                          Rate         Date         Par          Value
--------------------------------------------------------------------------------------------------------
Long-Term Securities -- 89.6%

Corporate Bonds and Notes -- 35.6%

     Aerospace/Defense -- 3.1%
     Northrop Grumman Corporation                       9.375%       10/15/24     $ 2,000       $  2,121
     Raytheon Company                                   6.750%        8/15/07         420            417
     Raytheon Company                                   6.400%       12/15/18       2,000          1,774
                                                                                                --------
                                                                                                   4,312
                                                                                                --------
     Automotive -- 1.0%
     Ford Motor Company                                 7.700%        5/15/97       1,500          1,408
                                                                                                --------
     Banking and Finance -- 5.7%
     Abbey National Capital Trust I                     8.963%       12/29/49         270            279/F/
     ACE INA Holding Inc.                               8.300%        8/15/06       2,000          2,124
     IBJ Preferred Capital Corp. LLC                    8.790%       12/29/49       1,360          1,238/B/,/F/
     J.P. Morgan Capital Trust                          7.950%         2/1/27         150            138/H/
     Morgan Stanley Dean Witter & Co.                   6.750%       10/15/13       2,700          2,597
     SB Treasury Company LLC                            9.400%       12/29/49       1,530          1,531/B/,/F/
                                                                                                --------
                                                                                                   7,907
                                                                                                --------
     Building Materials -- 0.4%
     American Standard Cos., Inc.                       8.250%         6/1/09         500            463/H/
     Nortek, Inc.                                       8.875%         8/1/08          80             71/B/
                                                                                                --------
                                                                                                     534
                                                                                                --------

     Cable -- 0.8%
     Adelphia Communications Corporation                7.875%         5/1/09          62             51/H/
     Adelphia Communications Corporation               10.875%        10/1/10         188            183
     Century Communications Corp.                       8.875%        1/15/07         500            445
     Charter Communication Holdings LLC                 8.625%         4/1/09         250            225/B/
     CSC Holdings Inc.                                  8.125%        7/15/09          70             70
     TCI Communications Inc.                            8.750%         8/1/15         160            167
                                                                                                --------
                                                                                                   1,141
                                                                                                --------

------------------------------------------------------------------------------------------------------------------

                                                                      Maturity
                                                            Rate        Date            Par            Value
------------------------------------------------------------------------------------------------------------------
     Chemicals -- 0.1%
     Lyondell Chemical Company                             9.875%      5/1/07        $   100        $    97/H/
                                                                                                    -------
     Computer Services and Systems -- 1.4%
     Electronic Data Systems Corporation                   7.450%    10/15/29          2,000          2,021
                                                                                                    -------
     Construction and Machinery -- 0.3%
     Terex Corporation                                     8.875%      4/1/08            424            367
                                                                                                    -------
     Electric -- 0.1%
     Pacific Gas & Electric Company                        7.375%     11/1/05            100             83/B/
                                                                                                    -------
     Electrical Equipment -- 1.0%
     Midwest Generation LLC                                8.560%      1/2/16          1,500          1,385/B/
                                                                                                    -------
     Energy -- 2.3%
     Sithe Independence Funding Corporation                9.000%    12/30/13          3,000          3,205
                                                                                                    -------
     Environmental Services -- 1.9%
     Safety-Kleen Corp.                                    9.250%     5/15/09            800              9/E/
     Waste Management, Inc.                                7.375%     5/15/29          3,000          2,666
                                                                                                    -------
                                                                                                      2,675
                                                                                                    -------
     Food, Beverage and Tobacco -- 1.5%
     Philip Morris Companies, Inc.                         7.750%     1/15/27          1,200          1,115
     R.J. Reynolds Tobacco Holdings, Inc.                  7.750%     5/15/06          1,010            952
                                                                                                    -------
                                                                                                      2,067
                                                                                                    -------
     Gaming -- N.M.
     Horseshoe Gaming Holdings, Inc.                       8.625%     5/15/09             54             53
                                                                                                    -------
     Industrial -- 0.2%
     UBS Preferred Funding Trust I                         8.622%    10/29/49            240            252/F/
                                                                                                    -------
     Insurance (Life/Health) -- 0.6%
     Conseco, Inc.                                         8.750%      2/9/04          1,070            781/H/
                                                                                                    -------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)                                                         (Amounts in Thousands)
------------------------------------------------------------------------------------------------------------------
                                                                                  Maturity
                                                                         Rate       Date      Par        Value
------------------------------------------------------------------------------------------------------------------
 Insurance (Multi-Line) -- 2.9%
 Loews Corporation                                                      7.625%      6/1/23  $ 1,242     $ 1,104
 Loews Corporation                                                      7.000%    10/15/23    1,000         807
 Safeco Capital Trust I                                                 8.072%     7/15/37    2,750       2,210
                                                                                                        -------
                                                                                                          4,121
                                                                                                        -------
 Media -- 4.0%
 News America Holdings Incorporated                                     8.875%     4/26/23    1,325       1,314
 News America Incorporated                                              6.750%      1/9/38      930         865
 Time Warner Inc.                                                       9.150%      2/1/23    3,000       3,471
                                                                                                        -------
                                                                                                          5,650
                                                                                                        -------
 Real Estate -- 0.1%
 Socgen Real Estate Co. LLC                                             7.640%    12/29/49      150         146/B,F/
                                                                                                        -------
 Services -- 0.9%
 Fuji Co., Ltd.                                                         9.870%    12/31/49    1,250       1,199/B,F/
                                                                                                        -------
 Telecommunications -- 3.0%
 AT&T Corp.                                                             9.650%     3/31/27    3,000       3,240
 Metromedia Fiber Network, Inc.                                        10.000%    12/15/09      250         209
 Motorola, Inc.                                                         7.625%    11/15/10      250         257/H/
 Nextel Communications, Inc.                                            9.375%    11/15/09      250         235/B/
 NEXTLINK Communications, Inc.                                         10.750%      6/1/09      250         204
 PSINet Inc.                                                           10.500%     12/1/06       70          19/H/
 PSINet Inc.                                                           11.000%      8/1/09       51          14
                                                                                                        -------
                                                                                                          4,178
                                                                                                        -------
 Utilities -- 4.3%
 Gulf States Utilities Corp.                                            8.250%      4/1/04    3,200       3,352
 PNPP II Funding Corporation                                            9.120%     5/30/16    2,459       2,660/H/
                                                                                                        -------
                                                                                                          6,012
                                                                                                        -------
 Total Corporate Bonds and Notes (Identified Cost -- $50,654)                                            49,594
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                  Maturity
                                                                         Rate       Date      Par        Value
------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities -- 0.9%

 Fixed-Rate Securities -- 0.9%
 Nomura Asset Securities Corporation                                    7.120%     4/13/36  $ 1,170     $ 1,212
                                                                                                        -------
 Variable-Rate Securities -- N.M.
 Glendale Federal Savings Bank                                          9.125%     1/25/08       62          61/C/
                                                                                                        -------
 Total Mortgage-Backed Securities (Identified Cost -- $1,229)                                             1,273
-----------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 13.6%

 Fixed-Rate Securities -- 13.6%
 Fannie Mae                                                             6.500%     8/15/04    2,000       2,053/H/
 Fannie Mae                                                             7.250%     5/15/30      480         546
 Freddie Mac                                                            6.875%     9/15/10    4,000       4,259
 Freddie Mac                                                            6.750%     3/15/31      270         289
 United States Treasury Bonds                                           5.250%     2/15/29    1,100       1,054/H/
 United States Treasury Notes                                           5.875%    11/15/04    9,990      10,251/H/
 United States Treasury Notes                                           6.125%     8/15/07      210         221/H/
 United States Treasury Notes                                           6.000%     8/15/09      110         116/H/
 United States Treasury Notes                                           6.500%     2/15/10      160         175/H/
                                                                                                        -------
 Total U.S. Government and Agency Obligations
   (Identified Cost -- $18,274)                                                                          18,964
-----------------------------------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities -- 15.5%

 Fixed-Rate Securities -- 15.5%
 Fannie Mae                                                             8.000%     4/25/06      915         937
 Fannie Mae                                                            10.500%      7/1/09      122         130
 Fannie Mae                                                             6.000%      4/1/14       21          21
 Fannie Mae                                                            14.500%      6/1/17       60          68
 Fannie Mae                                                            14.000%   9/1/17 to      742         835
                                                                                    2/1/18
 Fannie Mae                                                            13.500%     10/1/17       47          52
 Fannie Mae                                                            11.500%     11/1/17      365         398
 Fannie Mae                                                            13.250%      3/1/18      113         126
 Fannie Mae                                                             8.000%      1/1/31    2,200       2,254/G/

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)                                                        (Amounts in Thousands)
-----------------------------------------------------------------------------------------------------------------
                                                                                   Maturity
                                                                         Rate       Date      Par        Value
-----------------------------------------------------------------------------------------------------------------
 Fixed-Rate Securities -- (Continued)
 Freddie Mac                                                            6.250%     7/15/04  $ 4,000     $  4,071
 Freddie Mac                                                           10.250%      5/1/09      119          125
 Freddie Mac                                                           11.875%     6/15/13      172          185
 Freddie Mac                                                            6.500%      2/1/29    6,365        6,282
 Freddie Mac                                                            7.000%      1/1/31    1,400        1,403/G/
 Government National Mortgage Association                              12.250%     3/20/14       36           40
 Government National Mortgage Association                               9.000%     9/15/19       59           63
 Government National Mortgage Association                               7.000%  8/15/25 to    3,855        3,873
                                                                                   6/15/28
 Government National Mortgage Association                               6.500%     8/15/28       89           88
 Government National Mortgage Association                               6.000%    12/15/28      621          603
                                                                                                        --------
 Total U.S. Government Agency Mortgage-Backed
   Securities (Identified Cost -- $21,433)                                                                21,554
-----------------------------------------------------------------------------------------------------------------
Yankee Bonds/A/ -- 24.0%

 Banking and Finance -- 8.3%
 Cho Hung Bank Co. Ltd                                                 11.875%      4/1/10    1,000          971/B,F/
 Credit Suisse First Boston                                             7.900%      5/1/07    3,000        2,894/B,F/
 Hanvit Bank                                                           12.750%      3/1/10    1,000          991/B,F/
 Korea Exchange Bank                                                   13.750%     6/30/10    1,000        1,005/B,F/
 PDVSA Finance Limited 1999-K                                           9.950%     2/15/20    2,000        1,969
 Petrozuata Finance, Inc.                                               8.220%      4/1/17    1,740        1,327/B/
 Royal Bank of Scotland Group plc                                       8.817%     3/31/49    1,000        1,048
 The Bank of Tokyo-Mitsubishi, Ltd.                                     8.400%     4/15/10    1,230        1,310
                                                                                                        --------
                                                                                                          11,515
                                                                                                        --------
 Diversified Services -- 1.2%
 Rothmans Nederland Holdings BV                                         6.875%      5/6/08    1,800        1,673
                                                                                                        --------
 Food, Beverage and Tobacco -- 2.0%
 Imperial Tobacco Overseas BV                                           7.125%      4/1/09    3,000        2,824
                                                                                                        --------

------------------------------------------------------------------------------------------------------------------
                                                                                   Maturity
                                                                         Rate        Date      Par       Value
------------------------------------------------------------------------------------------------------------------
 Foreign Governments -- 6.4%
 Argentine Republic                                                    11.375%     3/15/10  $   930    $   845
 Argentine Republic                                                     9.750%     9/19/27      630        509/H/
 Federative Republic of Brazil                                          8.000%     4/15/14    1,071        826/H/
 Federative Republic of Brazil                                         11.000%     8/17/40      340        278
 Province of Manitoba                                                   9.500%     9/15/18      730        952
 Quebec Province                                                        7.220%     7/22/36      980      1,076
 Republic of Bulgaria                                                   7.750%     7/28/11      640        480/D/
 Republic of Panama                                                     7.750%     7/17/16      622        473/D/
 Republic of the Philippines                                            9.875%     1/15/19      310        245
 Republic of the Philippines                                            9.500%    10/21/24      480        442
 Republic of the Philippines                                           10.625%     3/16/25       90         74
 Republic of Turkey                                                    11.875%     1/15/30      150        132
 Russian Federation                                                     8.250%     3/31/10     N.M.       N.M.
 Russian Federation                                                     2.500%     3/31/30     N.M.       N.M.
 United Mexican States                                                 10.375%     2/17/09      980      1,076
 United Mexican States                                                 11.500%     5/15/26    1,210      1,473
                                                                                                       -------
                                                                                                         8,881
                                                                                                       -------
 Oil and Gas -- 0.9%
 Petroliam Nasional Berhad                                              7.125%     8/15/05      150        150/B/
 Petroliam Nasional Berhad                                              7.625%    10/15/26    1,290      1,139/B/
                                                                                                       -------
                                                                                                         1,289
                                                                                                       -------
 Steel (Producers) -- 1.1%
 Pohang Iron & Steel Company Ltd.                                       7.375%     5/15/05    1,500      1,490/H/
                                                                                                       -------
 Telecommunications -- 3.2%
 British Telecommunications plc                                         8.125%    12/15/10      660        667
 British Telecommunications plc                                         8.625%    12/15/30      340        339
 Koninklijke (Royal) KPN NV                                             8.375%     10/1/30      170        156/B,H/
 Marconi Corporation plc                                                8.375%     9/15/30      330        300
 Telefonica de Argentina S A                                           11.875%     11/1/04    1,500      1,530/H/
 Telefonica Europe BV                                                   8.250%     9/15/30    1,500      1,498
                                                                                                       -------
                                                                                                         4,490
                                                                                                       -------

Pacific American Income Shares, Inc.
Schedule of Investments  (Continued)                                  (Amounts in Thousands)
---------------------------------------------------------------------------------------------------

                                                                            Maturity
                                                                   Rate       Date        Par       Value
--------------------------------------------------------------------------------------------------------------
   Utilities -- 0.9%
   Tata Electric Company                                          8.500%     8/19/17     $1,500     $ 1,266/B/
                                                                                                   --------
   Total Yankee Bonds (Identified Cost -- $33,857)                                                   33,428
                                                                                                   --------
   Total Long-Term Securities (Identified Cost -- $125,447)                                         124,813
--------------------------------------------------------------------------------------------------------------
Short-Term Securities -- 9.1%
   Corporate Bonds -- 2.0%
   Lucent Technologies Inc.                                       6.900%     7/15/01      2,800       2,793
                                                                                                   --------
   Repurchase Agreements -- 7.1%
   Merrill Lynch Government Securities, Inc.
     6.45%, dated 12/29/00, to be repurchased at
     $9,943 on 1/2/01 (Collateral:  $10,275 Freddie
     Mac medium-term note, 6.54%, due 5/4/09,
     value $10,236)                                                                       9,936       9,936
                                                                                                   --------
   Total Short-Term Securities (Identified Cost -- $12,652)                                          12,729
--------------------------------------------------------------------------------------------------------------
   Total Investments -- 98.7%  (Identified Cost -- $138,099)                                        137,542
   Other Assets Less Liabilities -- 1.3%                                                              1,802
                                                                                                   --------
   Net assets -- 100.0%                                                                            $139,344
                                                                                                   ========
--------------------------------------------------------           -------------------------------------------

   /A/ Yankee Bond-- Dollar denominated bond issued in the U.S. by foreign entities.

   /B/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 11.5% of net assets.

   /C/ The coupon rates shown on variable-rate securities are the rates at December 31, 2000.

   /D/ Indexed Security -- The rate of interest on this type of security is tied to the London Interbank Offer Rate (LIBOR). The coupon rate is the rate as of December 31, 2000.

   /E/ Bond is in default at December 31, 2000.

   /F/ Stepped coupon security -- A security with a predetermined schedule of interest or dividend rate change.

   /G/ When-issued security -- A security purchased on a delayed delivery basis.
       Final settlement amount and maturity date have not yet been announced.

   /H/ All or a portion of these securities is on loan. See Note 3 to Financial
       Statements.

   N.M. -- Not meaningful.

   See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Assets and Liabilities December 31, 2000                  (Amounts in Thousands)
-----------------------------------------------------------------------------------------------
ASSETS:
   Investment securities at market value (cost $125,447)             $ 124,813
   Short-term securities at market value (cost $12,652)                 12,729
                                                                     ---------
         Total investments                                                              $137,542

   Receivable for:
      Sales of investments                                               4,256
      Accrued interest                                                   2,630
                                                                     ---------
                                                                                           6,886

   Collateral for securities loaned                                                       17,937
   Other assets                                                                               14
                                                                                       ---------
                                                                                         162,379

LIABILITIES:
   Payable for investments purchased                                     5,039
   Obligation to return collateral for securities loaned                17,937
   Accrued expenses                                                         59
                                                                     ---------
                                                                                          23,035
                                                                                       ---------

NET ASSETS -- equivalent to $14.84 per share on
      9,389 shares of common stock outstanding                                          $139,344
                                                                                       =========

SUMMARY OF STOCKHOLDERS' EQUITY:
   Common stock, par value $.01 per share: authorized
      20,000 shares; 9,389 issued and outstanding
      shares                                                         $      94
   Additional paid-in capital                                          142,585
   Under/(over) distributions of net investment income                     201
   Accumulated net realized loss on investments                         (2,979)
   Unrealized depreciation of investments                                 (557)
   Net assets applicable to outstanding common stock                 ---------          $139,344
                                                                                       =========

___________
See notes to financial statements.

Pacific American Income Shares, Inc.
Statement of Operations                                                   (Amounts in Thousands)
--------------------------------------------------------------------------------------------------
                                                                             For the Year Ended
                                                                              December 31, 2000
                                                                            ---------------------
INVESTMENT INCOME:
   Interest income                                                                  $11,225

EXPENSES:
   Advisory fee                                                                         723
   Custodian fee                                                                         88
   Transfer agent and shareholder servicing expense                                      77
   Audit and legal fees                                                                  39
   Directors' fees and expenses                                                          78
   Registration fees                                                                     16
   Reports to shareholders                                                               33
   Taxes, other than federal income taxes                                                27
                                                                                   --------
                                                                                      1,081

   Less fees waived                                                                     (24)
                                                                                   --------
   Total expenses, net of waivers                                                     1,057
                                                                                   --------
         Net investment income                                                       10,168

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain/(loss) on investments                                             (395)
   Unrealized appreciation of investments                                             3,133
                                                                                   --------
         Net realized and unrealized gain/(loss) on investments                       2,738
                                                                                   --------
   Change in net assets resulting from operations                                   $12,906
                                                                                   ========

___________
See notes to financial statements.

Pacific American Income Shares, Inc.
Statements of Changes in Net Assets                    (Amounts in Thousands)
-----------------------------------------------------------------------------


                                                For the Years Ended December 31,
                                                            2000       1999
                                                        --------   --------
 Operations:
   Net investment income                                $ 10,168   $  9,939
   Net realized gain/(loss) on investments                  (395)    (2,054)
   Increase/(decrease) in unrealized appreciation
       of investments                                      3,133     (7,316)
                                                        --------   --------
   Change in net assets resulting from operations         12,906        569
                                                        --------   --------

 Distributions to shareholders from:
   Net investment income                                 (10,047)    (9,859)
   Net realized gain/(loss) on investments                    --       (328)
                                                        --------   --------
                                                         (10,047)   (10,187)
                                                        --------   --------
       Total increase/(decrease)                           2,859     (9,618)
 Net Assets:
   Beginning of year                                     136,485    146,103
                                                        --------   --------
   End of year (including undistributed net
     investment income of $201 and $85,
     respectively)                                      $139,344   $136,485
                                                        ========   ========

___________________
See notes to financial statements.

Pacific American Income Shares, Inc.
Financial Highlights
-------------------------------------------------------------------------------
  Contained below is per share operating performance data for a share of common stock outstanding throughout each year, total investment return, ratios to average net assets and other supplemental data.



                                                       For the Years Ended December 31,
                                            ----------------------------------------------------
                                                2000       1999       1998       1997       1996
                                            --------   --------   --------   --------   --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year          $  14.54   $  15.56   $  16.11   $  15.77   $  16.27
                                            --------   --------   --------   --------   --------
  Net investment income                         1.08       1.06       1.04       1.14       1.14
  Net realized and unrealized gain/
    (loss) on investments                        .29       (.99)      (.06)       .76       (.16)
                                            --------   --------   --------   --------   --------
Total from investment operations                1.37        .07        .98       1.90        .98
                                            --------   --------   --------   --------   --------
Distributions paid from:
  Net investment income                        (1.07)     (1.05)     (1.18)     (1.18)     (1.18)
 Net realized gain/(loss) on investments          --       (.04)      (.35)      (.38)      (.30)
                                            --------   --------   --------   --------   --------
Total distributions                            (1.07)     (1.09)     (1.53)     (1.56)     (1.48)
                                            --------   --------   --------   --------   --------
Net asset value, end of year                $  14.84   $  14.54   $  15.56   $  16.11   $  15.77
                                            ========   ========   ========   ========   ========

Market value per share, end of year         $  13.50   $  11.88   $  15.75   $  16.25   $  14.38
                                            ========   ========   ========   ========   ========

TOTAL RETURN:
Based on market value per share                23.34%    (18.39)%     6.61%     24.73%      4.16%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         .78%       .76%       .76%       .71%       .72%
Net investment income                           7.48%      7.07%      6.54%      7.11%      7.22%
SUPPLEMENTAL DATA:
Portfolio turnover rate                           78%       242%       378%       201%       326%
Net assets at end of year
  (in thousands)                            $139,344   $136,485   $146,103   $150,139   $146,979

_______________________
See notes to financial statements.

Pacific American Income Shares, Inc.
Notes to Financial Statements                         (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Pacific American Income Shares, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in accordance with accounting principles generally accepted in the United States of America, include the following:

     (a) Cash -- Cash includes demand deposits held with the Company's custodian and does not include short-term investments.

     (b) Investments -- Security transactions are recorded on the trade date. Investment securities owned at December 31, 2000, are reflected in the accompanying schedule of investments at their value on December 31, 2000. In valuing portfolio securities, securities listed or traded on a national securities exchange are valued at the last sales price. Each security traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, is generally valued at the mean of the bid and asked prices at the time of computation. Prices are obtained from at least two dealers regularly making a market in the security, unless such prices can be obtained from only a single market maker. The difference between cost and market value is reflected separately as unrealized appreciation or depreciation of investments. Short-term securities are generally stated at cost plus interest earned, which approximates market value.

         The net realized gain or loss on investment transactions is determined for federal income tax and financial reporting purposes on the basis of identified cost. Purchases and sales of securities other than short-term and U.S. Government securities for the year ended December 31, 2000, aggregated $42,558 and $62,208, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 2000, were $58,778 and $47,649, respectively. As of December 31, 2000, unrealized net depreciation for federal income tax and financial reporting purposes aggregated $627, of which $3,308 related to appreciated securities and $3,935 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $138,169 at December 31, 2000. Unused capital loss carryforwards for federal income tax purposes at December 31, 2000, were $2,308 which expires in 2007, and $601 which expires in 2008.

     (c) Recognition of income, expense and distributions to shareholders -- The Company accrues interest income and expenses on a daily basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)          (Amounts in Thousands)
--------------------------------------------------------------------------------

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

     (d) Federal income taxes -- No provision for federal income or excise taxes has been made in the accompanying financial statements because the Company intends to distribute to its shareholders substantially all of its taxable net income and realized capital gains, and otherwise comply with the Internal Revenue Code provisions applicable to regulated investment companies.

     (e) Use of estimates -- Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Foreign currency translation -- The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
  (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

NOTE 2 -- INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PERSONS

  The Company has entered into an investment advisory agreement with Western Asset Management Company ("Adviser"), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Company. In return for its advisory services, the Company pays the Adviser a monthly fee at an annual rate of 0.7% of the average monthly net assets of the Company up to $60,000 and 0.4% of such net assets in excess of $60,000. If expenses (including the Adviser's fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Company of its securities, and extraordinary expenses beyond the control of the Company) borne by the Company in any fiscal year exceed 1.5% of average net assets up to $30,000 and 1% of average net assets over $30,000, the Adviser will reimburse the Company for any excess. No expense reimbursement is due for the year ended December 31, 2000.

--------------------------------------------------------------------------------

  On April 17, 1998, the Adviser entered into an investment subadvisory agreement with Western Asset Management Company Limited ("WAML") to provide the Company with investment research, advice, management and supervision and a continuous investment program for the Company's portfolio of non-dollar securities consistent with the Company's investment objectives and policies. As compensation, the Adviser will pay WAML a fee based on the pro rata assets of the Company managed by WAML during the month.

NOTE 3 -- SECURITIES LOANED

  The Company lends its securities to approved brokers to earn additional income and receives cash and U.S. Government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the Company's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. At December 31, 2000, the market value of the securities on loan to broker-dealers was $17,126, for which the Company received collateral of $17,937 in cash. Such collateral is in the possession of the Company's custodian. As with other extensions of credit, the Company may bear the risk of delay in recovery or even loss of rights to the collateral should the borrower of the securities fail financially.

NOTE 4 -- FORWARD CURRENCY EXCHANGE CONTRACT

  Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by the Company as an unrealized gain or loss. When the contract is closed or delivery is taken, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Company's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Company could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Company if the counterparties do not complete the transaction.

  At December 31, 2000, there were no open forward currency exchange contracts.

Pacific American Income Shares, Inc.
Notes to Financial Statements  (Continued)                (Amounts in Thousands)
--------------------------------------------------------------------------------

NOTE 5 -- SHAREHOLDER MEETING RESULTS (Unaudited)

  The Company's annual meeting of shareholders was held on April 6, 2000. Of the 9,389 shares outstanding, the following shares were voted at the meeting:


                                                               For   Against  Abstain
Election of seven Directors:
Ronald J. Arnault, Jr.                                        8,381       --      157
John E. Bryson                                                8,383       --      155
Anita L. DeFrantz                                             8,365       --      173
William G. McGagh                                             8,372       --      166
Ronald L. Olson                                               8,383       --      155
William E.B. Siart                                            8,378       --      160
Louis A. Simpson                                              8,383       --      155

Ratification of the selection of PricewaterhouseCoopers LLP
as independent accountants for the Company
for the year ending December 31, 2000                         8,374       32      132


Pacific American Income Shares, Inc.
Report of Independent Accounts
--------------------------------------------------------------------------------

To the Shareholders and Directors of Pacific American Income Shares, Inc.:

     In our opinion, the statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific American Income Shares, Inc. (hereafter referred to as the "Company") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Baltimore, Maryland
February 2, 2001